UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2005

Globix Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-14168	13-3781263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 Centre Street, New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 334-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168

Item 2.02. Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

On January 11, 2005, Globix Corporation participated in the Seventh Annual Needham Growth Conference and presented information about Globix including its financial results for its fourth fiscal quarter ended September 30, 2004. A copy of the presentation made by Globix is attached hereto as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

                 (c) Exhibits.

Exhibit	Description
99.1	Seventh Annual Needham Growth Conference Presentation dated January 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Globix Corporation

Dated: January 11, 2005	By:	/s/ Robert M. Dennerlein
Name: Robert M. Dennerlein
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Seventh Annual Needham Growth Conference Presentation dated January 11, 2005.

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